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                                                                     EXHIBIT 4.1
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                           [LOGO OF RELEASENOW.COM]

                         INCORPORATED UNDER THE LAWS
                           OF THE STATE OF DELAWARE

COMMON STOCK                                                      COMMON STOCK
NUMBER                                                                  SHARES
RNOW

THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF             CUSIP  75941Y 10 9
NEW YORK, N.Y. OR BOSTON, MA
                                                               SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

THIS CERTIFIES THAT



IS THE REGISTERED HOLDER OF


          FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                     PAR VALUE OF $.001 PER SHARE OF

                            RELEASENOW.COM CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

Dated:




/s/ Joan P. Walsh            [SEAL OF RELEASENOW.COM]    /s/ Michael J. Maulick
-----------------------                                  -----------------------
Chief Financial Officer                                  President and
and Secretary                                            Chief Executive Officer


                                                 COUNTERSIGNED AND REGISTERED:
                                                 EQUISERVE TRUST COMPANY, N.A.

                                                 TRANSFER AGENT AND REGISTRAR
                                                 By: /s/ (illegible signature)
                                                 AUTHORIZED SIGNATURE

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                          RELEASENOW.COM CORPORATION

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO ITS PRINCIPAL OFFICE, AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF AUTHORIZED STOCK, AND OF THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH PREFERRED OR SPECIAL CLASS IN SERIES, SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.





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     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common  UNIF TRF MIN ACT ______ Custodian (until age __)
TEN ENT - as tenants by the                      (cust)
          entireties                             _______ under Uniform Transfer
JI TEN  - as joint tenants with                  (Minor)
          right of survivorship                  to Minors Act ________________
          and not as tenants in                                     (State)
          common

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
         OF ASSIGNEE


_______________________________

_______________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney,
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________

                                          X ____________________________________

                                          X ____________________________________
NOTICE: The signature(s) to this assignment must correspond with the name(s) written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signatures(s) Guaranteed

BY _________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.

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